Exhibit 10.33.2
PROMISSORY NOTE

$212,000,000.00	[ ], 20[ ]
          THIS PROMISSORY NOTE (this “Note”), is made on [                    ], 20[                    ], by FELCOR/CMB BUCKHEAD HOTEL, L.L.C., FELCOR/CMB MARLBOROUGH HOTEL, L.L.C., FELCOR S-4 HOTELS (SPE), L.L.C., DJONT/CMB BUCKHEAD LEASING, L.L.C., DJONT/CMB FCOAM, L.L.C., DJONT/CMB CORPUS LEASING, L.L.C., DJONT/CMB ORSOUTH LEASING, L.L.C., DJONT/CMB SSF LEASING, L.L.C., and FELCOR S-4 LEASING (SPE), L.L.C., each a Delaware limited liability company, FELCOR/CMB ORSOUTH HOLDINGS, L.P., FELCOR/CMB CORPUS HOLDINGS, L.P., and FELCOR/CMB SSF HOLDINGS, L.P., each a Delaware limited partnership, each having an address c/o FelCor Lodging Trust Incorporated, 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas 75062 (individually and collectively, “Maker”), as maker, in favor of [FORTRESS CREDIT CORP., a Delaware corporation] (herein, in such capacity, together with any subsequent holder hereof, called the “Payee”), having an address at [c/o Drawbridge Special Opportunities Fund LP, 1345 Avenue of the Americas, 46th Floor, New York, New York 10105], for the account of its applicable lending office, as payee.
          FOR VALUE RECEIVED, Maker promises to pay to the order of Payee, the principal sum of [TWO HUNDRED TWELVE MILLION and No/100 DOLLARS ($212,000,000.00)] (the “Principal Balance”), in lawful money of the United States of America, with interest on the unpaid principal balance from time to time outstanding to be computed in the manner, at the times and, subject to the provisions of Article II of the Loan Agreement (as hereinafter defined), at the Applicable Interest Rate provided in that certain Credit Agreement, dated as of May 3, 2010, by and among Maker, FCH/SH Leasing II, L.L.C., Fortress Credit Corp., in its capacity as Administrative Agent (in such capacity, "Administrative Agent”) and Fortress Credit Corp., in its capacity as the initial Lender, and certain other Persons, collectively, as lenders (collectively, the “Lenders”), as modified by that certain Letter Agreement dated as of May 3, 2010, by and among Borrower, Fortress Credit Corp., in its capacity as Administrative Agent, and Fortress Credit Corp., in its capacity as the initial Lender, and FelCor Lodging Limited Partnership (as so amended, and as the same may be further amended, modified, restated, consolidated, replaced or supplemented from time to time, the “Loan Agreement”). Capitalized terms used but not defined herein shall have the respective meanings given such terms in the Loan Agreement.
     1. Payment Terms. Maker shall pay to Payee the monthly interest on the unpaid Principal Balance in the manner and at the times specified in Article II of the Loan Agreement, which payments shall be applied in accordance with said Article II. Maker shall also pay to Payee interest at the Default Rate, and all other amounts due and payable as and when provided for in the Loan Agreement. The balance of the Principal Balance, together with all accrued and unpaid interest thereon, and all other amounts payable to Payee hereunder, under the Loan Agreement and under the other Loan Documents shall be due and payable on the Maturity Date. All payments of principal and interest shall be made in lawful money of the United States of

America in immediately available funds at the applicable office of the Administrative Agent for payments specified in the Loan Agreement.
     2. Loan Documents. This Note is evidence of all or a portion of that certain loan made by Lenders to Maker on May 3, 2010, and is executed pursuant to the terms and conditions of the Loan Agreement. This Note is secured by and entitled to the benefits of, among other things, certain mortgages, deeds of trust and deeds to secure debt which encumber Maker’s interest in the Collateral Properties, and the other Loan Documents. Reference is made to the Loan Agreement and other Loan Documents for a description of the nature and extent of the security afforded thereby, the rights of the holder hereof in respect of such security, the terms and conditions upon which this Note is secured and the rights and duties of the holder of this Note. All of the agreements, conditions, covenants, provisions and stipulations contained in the Loan Documents to be kept and performed by Maker are by this reference hereby made part of this Note to the same extent and with the same force and effect as if they were fully set forth in this Note, and Maker covenants and agrees to keep and perform the same, or cause the same to be kept and performed, in accordance with their terms.
     3. Loan Acceleration; Prepayment. The unpaid Principal Balance, and all other Obligations, shall, without notice, become immediately due and payable at the option of Payee upon the happening of any Event of Default, after any applicable notice and cure periods, as provided in the Loan Agreement. This Note may not be prepaid except as otherwise expressly provided in, and subject to the terms and conditions of, the Loan Agreement.
     4. Revival. To the extent that Maker makes a payment or Payee receives any payment or proceeds for Maker’s benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under the Debtor Relief Laws or any other bankruptcy law, common law or equitable cause, then, to such extent, the obligations of Maker hereunder intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Payee.
     5. Amendments. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. Whenever used, the singular number shall include the plural, the plural the singular, and the words “Payee” and "Maker” shall include their respective successors, assigns, heirs, executors and administrators.
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     6. Waiver. Maker and all others who may become liable for the payment of all or any part of the Obligations do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of nonpayment, notice of intent to accelerate the maturity hereof and of acceleration except as otherwise expressly provided in the Loan Documents. No release of any security for the Obligations or any Person liable for payment of the Obligations, no extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of the Loan Documents made by agreement between Payee and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker, and any other Person or party who may become liable under the Loan Documents, for the payment of all or any part of the Obligations.
     In addition, by initialing below, DJONT/CMB SSF LEASING, L.L.C., a Delaware limited liability company, and FELCOR/CMB SSF HOLDINGS, L.P., a Delaware limited partnership, waive any right under California Civil Code §2954.10 or otherwise to prepay the Obligations, in whole or in part, without a prepayment charge, fee, or penalty. DJONT/CMB SSF LEASING, L.L.C. and FELCOR/CMB SSF HOLDINGS, L.P. acknowledge that prepayment of the Obligations (whether voluntary or involuntary) may result in Payees’ incurring additional losses, costs, expenses, and liabilities, including, but not limited to, lost revenue and lost profits. DJONT/CMB SSF LEASING, L.L.C. and FELCOR/CMB SSF HOLDINGS, L.P. therefore agree to pay any prepayment charges on the terms and conditions provided herein or in the Loan Agreement, including, without limitation, upon any Event of Default attributable to the transfer or conveyance of any right, title, or interest in the Property.
     DJONT/CMB SSF LEASING, L.L.C. and FELCOR/CMB SSF HOLDINGS, L.P. AGREE THAT LENDERS’ WILLINGNESS TO MAKE THE LOAN AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THIS NOTE IS ADEQUATE CONSIDERATION, GIVEN INDIVIDUAL WEIGHT BY DJONT/CMB SSF LEASING, L.L.C., FOR THIS WAIVER AND AGREEMENT.

DJONT/CMB SSF LEASING, L.L.C.	FELCOR/CMB SSF HOLDINGS, L.P.
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     7. Exculpation. It is expressly agreed that recourse against Maker for failure to perform and observe its obligations contained in this Note shall be limited as and to the extent provided in Section 12.9 of the Loan Agreement.
     8. Notices. All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in Section 12.2 of the Loan Agreement directed to the parties at their respective addresses as provided therein.
     9. Joint and Several. If more than one Person constitutes Maker, each Person constituting Maker hereunder shall have joint and several liability for the obligations of Maker hereunder.
     10. Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS EXCEPT THAT IT IS THE INTENT OF MAKER THAT THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS NOTE) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, WHICH LAWS OF THE UNITED STATES OF AMERICA SHALL, TO THE EXTENT THE SAME PREEMPT SUCH STATE LAWS, GOVERN AND BE CONTROLLING.
     11. Interest Rate Limitation. Notwithstanding anything to the contrary contained in this Note or any other Loan Document, the interest paid or agreed to be paid under this Note shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If Payee shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loan or, if it exceeds such unpaid principal, refunded to Maker. In determining whether the interest contracted for, charged, or received by Payee exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.
     12. Severability. If any provision of this Note or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Note and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

THIS NOTE WAS EXECUTED OUTSIDE OF THE STATE OF FLORIDA. DOCUMENTARY STAMP TAXES WERE PAID UPON THE RECORDING OF THOSE CERTAIN FEE, LEASEHOLD AND SUBLEASEHOLD MORTGAGES, FIXTURE FILINGS AND SECURITY AGREEMENTS RECORDED ON OR ABOUT THE DATE HEREOF IN THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA AND ORANGE COUNTY, FLORIDA.
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     IN WITNESS WHEREOF, Maker has executed this Note as of the date first written above.

Signed, sealed and delivered
in presence of:

Name:

Signed, sealed and delivered
in presence of:

Name:

Signed, sealed and delivered
in presence of:

Name:

Signed, sealed and delivered
in presence of:

Name:

Signed, sealed and delivered
in presence of:

Name:

MAKER: FELCOR/CMB BUCKHEAD HOTEL, L.L.C.

By:
Name:
Title:

FELCOR/CMB MARLBOROUGH HOTEL, L.L.C.

By:
Name:
Title:

FELCOR/CMB CORPUS HOLDINGS, L.P.

By:	FelCor/CMB Corpus Hotel, L.L.C.,
its general partner

By:
Name:
Title:

FELCOR/CMB ORSOUTH HOLDINGS, L.P.

By:	FelCor/CMB Orsouth Hotel, L.L.C.,
its general partner

By:
Name:
Title:

FELCOR S-4 HOTELS (SPE), L.L.C.

By:
Name:
Title:

Signed, sealed and delivered
in presence of:

Name:

Signed, sealed and delivered
in presence of:

Name:

Signed, sealed and delivered
in presence of:

Name:

Signed, sealed and delivered
in presence of:

Name:

Signed, sealed and delivered
in presence of:

Name:

Signed, sealed and delivered
in presence of:

Name:

Signed, sealed and delivered
in presence of:

Name:

DJONT/CMB BUCKHEAD LEASING, L.L.C.

By:
Name:
Title:

DJONT/CMB FCOAM, L.L.C.

By:
Name:
Title:

DJONT/CMB CORPUS LEASING, L.L.C.

By:
Name:
Title:

DJONT/CMB ORSOUTH LEASING, L.L.C.

By:
Name:
Title:

DJONT/CMB SSF LEASING, L.L.C.

By:
Name:
Title:

FELCOR S-4 LEASING (SPE), L.L.C.

By:
Name:
Title:

FELCOR/CMB SSF HOLDINGS, L.P.

By:	FelCor/CMB SSF Hotel, L.L.C.,
its general partner

By:
Name:
Title: